EXHIBIT 21

SUBSIDIARIES OF THE COMPANY

The following is a list of subsidiaries of the Company as of December 31, 2003, omitting some subsidiaries which, considered in the aggregate, would not constitute a significant subsidiary.

NAME	WHERE INCORPORATED

412357 Ontario Inc.	Canada
736199 Ltd.	United Kingdom
A S Ruffel (Mozambique) Limitada	Mozambique
A.S. Ruffel (Private) Limited	Zimbabwe
A/O Pfizer	Russia
ACO AB	Sweden
Adams Confectionery Corp.	Delaware
Adams USA Inc.	Delaware
Adenylchemie GmbH	Germany
Agouron Pharmaceuticals (Europe) Limited	United Kingdom
Agouron Pharmaceuticals, Inc.	California
Alginate Industries (Ireland) Ltd.	Ireland
Alginate Industries (Scotland) Ltd.	United Kingdom
Alginate Industries Ltd.	United Kingdom
Allergon Aktiebolag	Sweden
American Chicle Company	Delaware
American Food Industries, Inc.	Delaware
Andean Services S.A.	Colombia
Backsvalan 6 HB	Sweden
Balverda S.R.L	Italy
BINESA 2002, S.L.	Spain
BioCor, Inc.	Nebraska
Bioindustria Farmaceutici S.R.L.	Italy
Bioptics SARL	France
Bio-Vac Labs, Inc.	South Dakota
C.P. Pharmaceuticals International C.V.	Netherlands
Capsugel (Thailand) Ltd.	Thailand
Capsugel AG	Switzerland
Capsugel Belgium BVBA	Belgium
Capsugel France	France
Capsugel Japan Inc. (KK)	Japan
Cardel	France
Carlo Erba OTC S.p.A.	Italy
Centrofarma, Sociedad Anonima	Guatemala
Charlie Papa Operations LLC	New Jersey
Charwell Pharmaceuticals Limited	United Kingdom
CHC Direct LLC	Delaware
Community Care Health Solutions Inc.	Delaware
Compania Farmaceutica Upjohn, S.A.	Guatemala
Consumer Health Products (Minority Interests) Company	United Kingdom
Continental Farmaceutica, S.L.	Spain
Continental Pharma, Inc.	Delaware
Corporacion Pharmacia de Mexico, S. de R.L. de C.V.	Mexico
CPPI/CV Four (Gibraltar) Limited	Gibraltar

NAME	WHERE INCORPORATED

Davis Medica, Sociedad Limitada, Sociedad Unipersonal	Spain
Diabel GmbH & Co. KG	Germany
Distribuidora Mercantil Centro Americana, S.A.	Delaware
Dorom S.r.l.	Italy
Duchem Laboratories Limited	India
Enzo Acquisition Corp.	Delaware
Euronett, Inc.	Delaware
Eversharp Canada Inc.	Canada
Exchic CA Limited	Bermuda
Farminova, Produtos Farmaceuticos de Inovacao, Lda.	Portugal
Farmitalia Carlo Erba Limited	United Kingdom
Farmogene Productos Farmaceuticos Lda	Portugal
Fyrcia HB	Sweden
G. D. Searle & Co., Ltd.	United Kingdom
G. D. Searle (Philippines) Inc.	Philippines
G. D. Searle (Thailand) Ltd.	Thailand
G. D. Searle International Capital Co.	Delaware
G. D. Searle Land Corp.	Philippines
G. D. Searle LLC	Delaware
G. D. Searle South Africa (Pty.) Ltd.	South Africa
GD Searle International Hong Kong Ltd.	Hong Kong
Gödecke GmbH	Germany
Gödecke OTC Beteiligungs GmbH	Germany
Greenstone Ltd.	Delaware
Health Care Ventures, Inc.	Delaware
Heinrich Mack Nachf. G.m.b.H. & Co. KG	Germany
Heumann Pharma GmbH	Germany
HII Holding, LLC	Delaware
International Affiliated Corporation LLC	Delaware
Inter-World Insurance Company Limited	Bermuda
Invicta Farma, S.A.	Spain
Island Pharmaceuticals Limited	Ireland
JB Tillott Ltd.	United Kingdom
Jouveinal Holland B.V.	Netherlands
Kelco International Ltd.	United Kingdom
Kenfarma, S.A.	Spain
Keystone Chemurgic Corp.	Delaware
Korea Pharma Holding Company Limited	South Korea
Laboratoire Beral	France
Laboratoires Pfizer SA	Morocco
Laboratorios Laprofa, Sociedad Anonima	Guatemala
Laboratorios Parke Davis, S.L.	Spain
Laboratorios Pfizer Lda.	Portugal
Laboratorios Pfizer Ltda.	Brazil
Laboratorios Substantia, C.A.	Venezuela
Laboratorios Visine, S.L.	Spain
Lambert & Feasley, Inc.	New York
Lambert Chemical Company Limited	United Kingdom
Leema Chemicals & Cosmetics Pvt. Ltd.	India
Liquidity Joint Venture Corp.	Barbados
Losbanos Ltd.	Ireland
Lothian Developments V SPRL	Belgium

NAME	WHERE INCORPORATED

MED Urological, Inc.	Minnesota
Medicaps (S.A.S.)	France
Med-Tech Ventures, Inc.	Delaware
Monsanto p.l.c.	United Kingdom
Monterey Kelp Corporation	California
MTG Divestitures	France
MTG Divestitures Handels GmbH	Austria
MTG Divestitures Limited	United Kingdom
MTG Divestitures LLC	Delaware
N M Pharma AB	Sweden
Nefox Farma, S.A.	Spain
NM Pharma A/S	Denmark
Nostrum Farma, S.A.	Spain
NPF YK	Japan
O.C.T. (Thailand) Co., Ltd.	Thailand
Omni Laboratories Inc.	Canada
Orsim	France
P&UFSC, Inc.	Virgin Islands
PanServ Personalberatungs- und Anzeigenservice GmbH	Germany
Paris Montrouge II (Netherland) B.V.	Netherlands
Paris Montrouge II SARL	France
Parke Davis & Co. Limited	Isle of Jersey
Parke Davis Corporation	Taiwan
Parke Davis Del Ecuador C.A.	Ecuador
Parke Davis European Distributors Limited	Ireland
Parke Davis International Limited	Bahamas
Parke Davis Productos Farmaceuticos Lda	Portugal
Parke Davis Pty Limited	Australia
Parke Davis S.P.A.	Italy
Parke, Davis & Company Limited	Pakistan
Parke, Davis & Company LLC	Michigan
Parke-Davis (Thailand) Limited	Thailand
Parke-Davis GmbH	Germany
Parke-Davis Korea Limited	South Korea
Parke-Davis Manufacturing Corp.	Delaware
Parke-Davis Sales Corporation	Virgin Islands
PCM Leasing Limited Liability Company	Delaware
P-D Co., Inc.	Delaware
Pfidev3 (S.A.S.)	France
Pfidev4 (S.A.S.)	France
Pfizer (Malaysia) Sdn. Bhd.	Malaysia
Pfizer (Perth) Pty Limited	Australia
Pfizer (S.A.S.)	France
Pfizer (Thailand) Limited	Thailand
Pfizer A.G.	Switzerland
Pfizer A/S	Norway
Pfizer AB	Sweden
Pfizer Africa & Middle East Company for Pharmaceuticals, Animal Health & Chemicals S.A.E.	Egypt
Pfizer Afrique de L’Ouest	Senegal
Pfizer Algerie Sante et Nutrition Animale s.p.a.	Algeria
Pfizer Amsterdam B.V.	Netherlands

NAME	WHERE INCORPORATED

Pfizer Animal Health B.V.	Netherlands
Pfizer Animal Health Korea Ltd.	South Korea
Pfizer Animal Health SA	Belgium
Pfizer Antilles Holdings N.V.	Netherlands Antilles
Pfizer ApS	Denmark
Pfizer Asia Holdings B.V.	Netherlands
Pfizer Asia International B.V.	Netherlands
Pfizer Asia Pacific Pte Ltd.	Singapore
Pfizer Australia Pty Ltd	Australia
Pfizer Australia Superannuation Pty Ltd	Australia
Pfizer B.V.	Netherlands
Pfizer Beteiligungs-G.m.b.H.	Germany
Pfizer BSP Holdings	Belgium
Pfizer Canada Inc.	Canada
Pfizer Century Holdings	Ireland
Pfizer Channel Company	Isle of Man
Pfizer CHC GmbH	Germany
Pfizer Chile S.A.	Chile
Pfizer Cia. Ltda.	Ecuador
Pfizer Commercial Holdings Limited	Isle of Man
Pfizer Consumer Health Care México, S. de R.L. de C.V.	Mexico
Pfizer Consumer Health Products Company	United Kingdom
Pfizer Consumer Healthcare	United Kingdom
Pfizer Consumer Healthcare B.V.	Netherlands
Pfizer Consumer Healthcare Comm.VA	Belgium
Pfizer Consumer Healthcare GmbH	Germany
Pfizer Consumer Healthcare Ireland	Ireland
Pfizer Consumer Healthcare S.Com.p.A.	Spain
Pfizer Consumer Healthcare S.r.l.	Italy
Pfizer Consumer Inc.	Japan
Pfizer Convention III LLC	Delaware
Pfizer Convention IV LLC	Delaware
Pfizer Coordination Center	Morocco
Pfizer Co-Promotions Limited	Isle of Jersey
Pfizer Cork Limited	Ireland
Pfizer Corporation	Panama
Pfizer Corporation Austria Gesellschaft m.b.H.	Austria
Pfizer Corporation Hong Kong Limited	Hong Kong
Pfizer Deutschland GmbH	Germany
Pfizer Distribution Company	Ireland
Pfizer Distribution Services	Belgium
Pfizer Dominicana, S.A.	Dominican Republic
Pfizer Dublin Limited	Ireland
Pfizer Egypt S.A.E.	Egypt
Pfizer Enterprises Inc.	Delaware
Pfizer Enterprises SARL	Luxembourg
Pfizer ESP Pty Ltd	Australia
Pfizer European Service Center BVBA	Belgium
Pfizer Export Company	Ireland
Pfizer Finance GmbH & Co. KG	Germany

NAME	WHERE INCORPORATED

Pfizer Finance International Limited	Ireland
Pfizer Finance Verwaltungs GmbH	Germany
Pfizer Financial Services NV	Belgium
Pfizer Fundings International	Ireland
Pfizer Global Holdings B.V.	Netherlands
Pfizer GmbH	Germany
Pfizer Group Limited	United Kingdom
Pfizer H.C.P. Corporation	New York
Pfizer Health Solutions Inc.	Delaware
Pfizer Healthcare Ireland	Ireland
Pfizer Hellas, A.E.	Greece
Pfizer HK Service Company Limited	Hong Kong
Pfizer Holding France (S.C.A.)	France
Pfizer Holding Mexico, S. de R.L. de C.V.	Mexico
Pfizer Holding und Verwaltungs G.m.b.H.	Germany
Pfizer Holding Ventures	Ireland
Pfizer Holdings B.V.	Netherlands
Pfizer Holdings Europe	Ireland
Pfizer Holdings International Luxembourg (PHIL) Sarl	Luxembourg
Pfizer Holdings Ireland	Ireland
Pfizer Holdings Netherlands B.V.	Netherlands
Pfizer Holdings Turkey Limited	Isle of Jersey
Pfizer Holland Pharmaceuticals B.V.	Netherlands
Pfizer Hungary Asset Management LLC	Hungary
Pfizer Ilaclari Limited Sirketi	Turkey
Pfizer International Bank Europe	Ireland
Pfizer International Corporation	Panama
Pfizer International Holdings Limited	Ireland
Pfizer International LLC	New York
Pfizer International Luxembourg SA	Luxembourg
Pfizer Inventory Co.	Delaware
Pfizer Investment Capital Limited	Ireland
Pfizer Ireland Pharmaceuticals	Ireland
Pfizer Ireland Ventures	Ireland
Pfizer Italia S.r.l.	Italy
Pfizer Italiana S.r.l.	Italy
Pfizer Japan Inc.	Japan
Pfizer Jersey Capital Limited	Isle of Jersey
Pfizer Jersey Company Limited	Isle of Jersey
Pfizer Jersey Finance Limited	Isle of Jersey
Pfizer Laboratories (Proprietary) Limited	South Africa
Pfizer Laboratories Korea Limited	South Korea
Pfizer Laboratories Limited	Kenya
Pfizer Laboratories Limited	Pakistan
Pfizer Limitada	Angola
Pfizer Limited	Tanzania
Pfizer Limited	Thailand
Pfizer Limited	Uganda
Pfizer Limited	United Kingdom
Pfizer Ltd.	Taiwan
Pfizer Luxco Production SARL	Luxembourg
Pfizer Luxembourg SARL	Luxembourg

NAME	WHERE INCORPORATED

Pfizer Manufacturing Belgium NV	Belgium
Pfizer Manufacturing LLC	Delaware
Pfizer Medical Systems, Inc.	Delaware
Pfizer Medical Technology Group (Belgium) N.V.	Belgium
Pfizer Medical Technology Group (Netherlands) B.V.	Netherlands
Pfizer Medical Technology Group AB	Sweden
Pfizer Medical Technology Group Limited	United Kingdom
Pfizer Middle East for Pharmaceuticals, Animal Health and Chemicals S.A.E.	Egypt
Pfizer (Namibia) (Proprietary) Limited	Namibia
Pfizer New Zealand Ltd.	New Zealand
Pfizer Overseas Pharmaceuticals	Ireland
Pfizer Overseas, Inc.	Delaware
Pfizer Oy	Finland
Pfizer Participations SARL	Luxembourg
Pfizer Pension Trustees (Ireland) Limited	Ireland
Pfizer Pension Trustees Ltd.	United Kingdom
Pfizer PGM (S.A.S.)	France
Pfizer PGRD (S.A.S.)	France
Pfizer Pharm Algerie	Algeria
Pfizer Pharmaceutical Trading Limited Liability Company (a/k/a Pfizer Kft. or Pfizer LLC)	Hungary
Pfizer Pharmaceuticals B.V.	Netherlands
Pfizer Pharmaceuticals Ltd.	People’s Republic of China
Pfizer Pharmaceuticals Israel Ltd.	Israel
Pfizer Pharmaceuticals Jersey Limited	Isle of Jersey
Pfizer Pharmaceuticals Korea Limited	South Korea
Pfizer Pharmaceuticals Limited	Cayman Islands
Pfizer Pharmaceuticals LLC	Delaware
Pfizer Pharmaceuticals Production Corporation	Panama
Pfizer Pharmaceuticals Production Corporation Limited	Isle of Man
Pfizer Pharmaceuticals Tunisie Sarl	Tunisia
Pfizer Pharmaceuticals, Inc.	Delaware
Pfizer Pigments Inc.	Delaware
Pfizer Polska Sp. z.o.o.	Poland
Pfizer Private Limited	Singapore
Pfizer Production LLC	Delaware
Pfizer Products Inc.	Connecticut
Pfizer Research and Development Company N.V. / S.A.	Belgium / Ireland
Pfizer Ringaskiddy Production Company	Isle of Man
Pfizer S.A. (Colombia)	Colombia
Pfizer S.A. (Peru)	Peru
Pfizer S.G.P.S. Lda	Portugal
Pfizer S.R.L.	Argentina
Pfizer SA (Belgium)	Belgium
Pfizer Saidal Manufacturing	Algeria
Pfizer Sante Grand Public (S.C.A.)	France
Pfizer Science and Technology Ireland Limited	Ireland
Pfizer Service Company BVBA	Belgium
Pfizer Service Company Ireland	Ireland
Pfizer Services 1 (S.N.C.)	France
Pfizer Services 2 (S.N.C.)	France

NAME	WHERE INCORPORATED

Pfizer Services GbR	Germany
Pfizer Services LLC	Delaware
Pfizer Servicios de Mexico, S.A. de C.V.	Mexico
Pfizer Shared Services	Ireland
Pfizer Shareholdings Intermediate SARL	Luxembourg
Pfizer Specialties Limited	Nigeria
Pfizer SPOL s.r.o.	Czech Republic
Pfizer Sterling Investments Limited	Isle of Jersey
Pfizer Technologies Ltd.	United Kingdom
Pfizer Tunisie	Tunisia
Pfizer UK Group Limited	United Kingdom
Pfizer Venezuela, S.A.	Venezuela
Pfizer Ventures Limited	Isle of Jersey
Pfizer Warner Lambert Luxembourg SARL	Luxembourg
Pfizer WL Company	Delaware
Pfizer Zona Franca, S.A.	Costa Rica
Pfizer, Inc.	Philippines
Pfizer, S.A.	Costa Rica
Pfizer, S.A. [a/k/a Pfizer Pharmaceutical]	Spain
Pfizer, S.A. de C.V. (Mexico)	Mexico
Pharmacia & Upjohn (China) Ltd.	People’s Republic of China
Pharmacia & Upjohn AG	Switzerland
Pharmacia & Upjohn Cambridge Ltd.	United Kingdom
Pharmacia & Upjohn Caribe Inc.	Puerto Rico
Pharmacia & Upjohn Company	Delaware
Pharmacia & Upjohn Holding Company	Delaware
Pharmacia & Upjohn Management Company Ltd.	United Kingdom
Pharmacia & Upjohn S.p.A.	Italy
Pharmacia & Upjohn S.R.O.	Czech Republic
Pharmacia & Upjohn Trading Corporation	Michigan
Pharmacia & Upjohn, Inc.	Delaware
Pharmacia & Upjohn, S.A. de C.V.	Mexico
Pharmacia AB	Sweden
Pharmacia Africa Ltd.	United Kingdom
Pharmacia AG	Switzerland
Pharmacia Animal Health AB	Sweden
Pharmacia Animal Health Limited	United Kingdom
Pharmacia Argentina S.A.	Argentina
Pharmacia Asia Ltd.	Hong Kong
Pharmacia Australia Pty Limited	Australia
Pharmacia Austria (Pvt.) Limited	Austria
Pharmacia Austria Ges.m.b.H.	Austria
Pharmacia B.V.	Netherlands
Pharmacia Biosystems Grundstrucks GbR	Germany
Pharmacia Brasil Ltda.	Brazil
Pharmacia Corporation	Delaware
Pharmacia Corporation Laboratorios, Lda.	Portugal
Pharmacia de Centroamerica S.A.	Panama
Pharmacia de Mexico, S.A. de C.V.	Mexico
Pharmacia Deutschland GmbH	Germany
Pharmacia Diagnostics Aktiebolag	Sweden
Pharmacia Diagnostics Espana SL	Spain

NAME	WHERE INCORPORATED

Pharmacia Diagnostics Verwaltungs GmbH	Germany
Pharmacia Enterprises Sarl	Switzerland
Pharmacia Esjberg A/S	Denmark
Pharmacia Europe EEIG	United Kingdom
Pharmacia Export AB	Sweden
Pharmacia Financial Services B.V.	Netherlands
Pharmacia GmbH	Germany
Pharmacia GmbH and Pharmacia AB Grundstucks	Germany
Pharmacia Groningen B.V.	Netherlands
Pharmacia Healthcare Limited	India
Pharmacia Hepar Inc.	Delaware
Pharmacia Holding AB	Sweden
Pharmacia Hong Kong Ltd.	Hong Kong
Pharmacia India Private Limited	India
Pharmacia Industrifastigheter AB	Sweden
Pharmacia Inter-American Corporation	Michigan
Pharmacia International B.V.	Netherlands
Pharmacia International Inc.	South Dakota
Pharmacia International SARL	Switzerland
Pharmacia International Trading (Shanghai) Limited	People’s Republic of China
Pharmacia Ireland Limited	Ireland
Pharmacia Italia S.p.A.	Italy
Pharmacia Korea Limited	South Korea
Pharmacia Laboratories Ltd.	United Kingdom
Pharmacia Learning Center Corporation	Delaware
Pharmacia Limited	United Kingdom
Pharmacia Limited Company	Michigan
Pharmacia Ltd.	People’s Republic of China
Pharmacia Malaysia Sdn Bhd	Malaysia
Pharmacia Norge AS	Norway
Pharmacia Nova AB	Sweden
Pharmacia OY	Finland
Pharmacia Pakistan (Pvt) Ltd.	Pakistan
Pharmacia Pharmatrade LLC	Hungary
Pharmacia Philippines, Inc.	Philippines
Pharmacia Polska Sp.z.o.o.	Poland
Pharmacia Risk Management Services AB	Sweden
Pharmacia S.p.A.	Italy
Pharmacia SA	Panama
Pharmacia SAS	France
Pharmacia Singapore Pte Ltd.	Singapore
Pharmacia SNC	France
Pharmacia South Africa (Pty) Ltd.	South Africa
Pharmacia Spain S.A.	Spain
Pharmacia Sverige AB	Sweden
Pharmacia Taiwan Inc.	Taiwan
Pharmacia Treasury Services AB	Sweden
Pharmacia U.K. Services Co.	United Kingdom
Pharmacia United, Inc.	Philippines
Pharmacia Y.K.	Japan
Pharmacia-Pfizer EEIG	United Kingdom

NAME	WHERE INCORPORATED

Plaistow Limited	Ireland
Productos Adams C.A.	Ecuador
Programmable Pump Technologies, Inc.	Delaware
Promotora Ispa, S.A.	Mexico
Pronorr AB	Sweden
ProRe SA	Luxembourg
Prosec Forsakrings AB (Prosec Insurance Co. Ltd.)	Sweden
Prosec Ltd.	Ireland
PT Pharmacia Indonesia	Indonesia
PT. Capsugel Indonesia	Indonesia
PT. Pfidex Pharma	Indonesia
PT. Pfizer Indonesia	Indonesia
PUCN Limited Partnership	Nevada
PUCN LLC	Nevada
Quigley Company Inc.	New York
Renrall LLC	Wyoming
Ribex S.r.l.	Italy
Rivepar	France
Roerig A.B.	Sweden
Roerig B.V.	Netherlands
Roerig S.A.	Chile
Roerig, Inc.	Philippines
Roerig, Produtos Farmaceuticos, Lda.	Portugal
Roerig, S.A.	Venezuela
Schick (Guangzhou) Company Limited	People’s Republic of China
Searle & Co.	Delaware
Searle Argentina S.R.L.	Argentina
Searle Belgium BVBA	Belgium
Searle Chemicals, Inc.	Delaware
Searle de Mexico S.A. de C.V.	Mexico
Searle European Inc.	Delaware
Searle GmBH	Germany
Searle Invest N.V	Netherlands
Searle Laboratorios, Lda.	Portugal
Searle LLC	Nevada
Searle Ltd.	Bermuda
Searle Nederland Holdings BV	Netherlands
Searle Pharma Limited	Hong Kong
Searle Pharma LLC	Russia
Sefarma S.r.l.	Italy
Sensus Drug Development Corporation	Delaware
Shiley International	California
Shiley LLC	California
Shiley Ltd.	United Kingdom
Sinergis Farma-Produtos Farmaceuticos, Lda.	Portugal
Site Realty, Inc.	Delaware
Smith Brothers Cough Drops Canada Ltd.	Canada
SmithKline Beecham Animal Health (SWA) (Pty) Ltd.	Namibia
Solinor LLC	Delaware
SOPACO S.R.L.	Italy
Substantia (S.A.S.)	France
Sugen, Inc.	Delaware

NAME	WHERE INCORPORATED

Suzhou Capsugel Ltd.	People’s Republic of China
Svenska Industrietablerings AB (SVETAB) /Swedish Industrial Establishing Corporation	Sweden
Sweet Technologies, Inc.	Delaware
Swordfish Heimtierbedarf Verwaltungsgesellschaft m.b.H.	Germany
Swordfish Holding GmbH	Germany
Tablesweet Inc.	Delaware
Tabor Corporation	Delaware
The Kodiak Company Ltd.	Bermuda
The Upjohn Holding Company M	Delaware
The Upjohn Manufacturing Company	Delaware
Thorney Company	Ireland
Tuco (Pty) Ltd.	South Africa
Unicliffe Limited	United Kingdom
Upjohn International Holding Company	Delaware
Upjohn International Inc.	Michigan
Upjohn Laboratorios Lda.	Portugal
Upjohn Pharmaceuticals Limited	Delaware
Upjohn Suzhou Animal Health Products Co., Ltd.	People’s Republic of China
Upjohn Suzhou Pharmaceutical Co., Ltd.	People’s Republic of China
Viagra Ltd.	United Kingdom
Vinci Farma, S.A.	Spain
Wafin S.R.L.	Italy
Warner Lambert (NZ) Ltd.	New Zealand
Warner Lambert (Taiwan) Limited	Taiwan
Warner Lambert (UK) Limited	United Kingdom
Warner Lambert Bolivia S.A.	Bolivia
Warner Lambert Consumer Healthcare Pty Limited	Australia
Warner Lambert Consumer Healthcare Pty Limited (New Zealand)	New Zealand
Warner Lambert Del Uruguay S.A.	Uruguay
Warner Lambert Pakistan (Private) Limited	Pakistan
Warner Lambert Peru S.A.	Peru
Warner Lambert Plaistow Manufacturing (Partnership)	Ireland
Warner Lambert Poland Sp.z.o.o.	Poland
Warner Lambert Pty Limited	Australia
Warner Lambert Zimbabwe (Private) Limited	Zimbabwe
Warner-Lambert (East Africa) Limited	Kenya
Warner-Lambert (Guangzhou) Limited	People’s Republic of China
Warner-Lambert (Nigeria) Limited	Nigeria
Warner-Lambert (Singapore) Private Limited	Singapore
Warner-Lambert (Tanzania), Limited	Tanzania
Warner-Lambert (Thailand) Limited	Thailand
Warner-Lambert (West Indies) Ltd.	Jamaica
Warner-Lambert Caribbean Corporation	Virgin Islands
Warner-Lambert Company (Malaysia) SDN BHD	Malaysia
Warner-Lambert Company AG	Switzerland
Warner-Lambert Company LLC	Delaware
Warner-Lambert Consumer Health Products (Eastleigh) Company	United Kingdom
Warner-Lambert Cork Limited	Cayman Islands
Warner-Lambert de Costa Rica, S. A.	Costa Rica
Warner-Lambert de El Salvador, S.A. de C.V.	El Salvador
Warner-Lambert de Honduras, Sociedad Anonima	Honduras

NAME	WHERE INCORPORATED

Warner-Lambert de Nicaragua, S.A.	Nicaragua
Warner-Lambert de Panama, Sociedad Anonima	Panama
Warner-Lambert de Puerto Rico, Inc.	Puerto Rico
Warner-Lambert GmbH	Germany
Warner-Lambert Guatemala, Sociedad Anonima	Guatemala
Warner-Lambert Hungary KFT	Hungary
Warner-Lambert India Private Limited	India
Warner-Lambert International Company	Delaware
Warner-Lambert International N.V.	Netherlands Antilles
Warner-Lambert Ireland	Ireland
Warner-Lambert Kenya Limited	Kenya
Warner-Lambert Manufacturing (Ireland) Ltd.	Cayman Islands
Warner-Lambert Pottery Road Limited	Ireland
Warner-Lambert South Africa (Proprietary) Limited	South Africa
Warner-Lambert, S.A.	Delaware
W-C Laboratories, Inc.	Delaware
Wilcox Sweets (Proprietary) Limited	South Africa
Wilkinson Sword Pension Trustee Limited	United Kingdom
W-L (Europe)	United Kingdom
W-L (Portugal)	United Kingdom
W-L (Spain)	United Kingdom
WL de Guatemala, Sociedad Anonima	Guatemala
W-L Holding (S.C.A.)	France
W-L LLC	Delaware
WW-G (UK) Limited	United Kingdom
Yusafarm D.O.O.	State Union of Serbia and Montenegro